                                                                  Exhibit 10.1

                       FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement ("First Amendment") is made and entered as of November 22, 1996 between Lincoln-Whitehall Pacific, L.L.C., a Delaware limited liability company ("Landlord"), and Natrol, Inc. A California corporation ("Tenant") with reference to the following facts:

                                    RECITALS

A. The parties entered into a Lease Agreement dated August 12, 1996 (the "Original Lease").

B. The parties desire to amend certain provisions of the Original Lease.

Accordingly, the parties have agreed as follows:

                                    AGREEMENT

1. The next to the last sentence of Section 15.1 is deleted and replaced with the following:

For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all provisions hereof; provided, however, that any change in the direct or indirect ownership of Tenant because of any of the following transactions shall not be deemed an assignment within the meaning of Section 15: (a) any equity changes in Tenant resulting from the public sale of Tenant's stock by Tenant or any of its stockholders; (b) any equity changes in Tenant resulting from the sale of Tenant or substantially all of its assets, whether pursuant to a sale of assets, a merger or otherwise; (c) any equity changes in Tenant resulting from the acquisition by Tenant of any business and the issuance of stock by Tenant in connection therewith; or (d) any reorganization or restructuring of Tenant, including without limitation a reincorporation of Tenant. Any successor to Tenant resulting from the transactions described in the preceding sentence shall be deemed the Tenant under this Lease.

2. The Original Lease, as amended by this First Amendment, shall continue in full force and effect.

3. In any conflict between the Original Lease and this First Amendment, this First Amendment shall control.

Executed as of the date stated above.

LANDLORD:

LINCOLN-WHITEHALL PACIFIC, L.L.C.,
a Delaware limited liability company

BY:  Lincoln Property Company Management Services, Inc.
     As Agent and Manager for Landlord


     By:  /s/ Terry Thompson
          ------------------------------
          Terry Thompson, Vice President

TENANT:

NATROL, INC.
A California Corporation


By:  /s/ Elliott Balbert
     ---------------------------
     Elliott Balbert, President

                                 LEASE AGREEMENT
                                      (Net)
                             Basic Lease Information

Lease Date:         August 12, 1996

Landlord:           Lincoln-Whitehall Pacific, L.L.C., a Delaware limited
                    liability company

Landlord's Address: c/o Lincoln Property Company Management Services, Inc.
                    30 Executive Park, Suite 100
                    Irvine, California 92713

Tenant:             Natrol, Inc., a California Corporation

Tenant's Address:   21411 Prairie Street Chatsworth, California

Premises:           Approximately 80,012 rentable square feet as shown on
                    Exhibit A

Premises Address:   Same as Tenant's address

Building:           80,012 square feet
Lot (Building's
tax parcel):        212,573 square feet

Term:               One Hundred Twenty (122) months
                    8/27, 1996 ("Commencement Date"), through
                    (October) 10/26, 2006 ("Expiration Date")

Base Rent (P3):    Thirty-Seven Thousand Two Hundred Five and 00/100 Dollars
                    ($37,205.00) per month.

Advanced Rent:      Twenty-Three Thousand Three Hundred Fifty and 00/100
                    Dollars ($23,350.00) shall be paid upon Lessee's signature and delivery of Lease to Landlord.

Adjustments to
Base Rent:          Months 1 - 2: Free Base Rent and Operating
                    Expense Period.
                    Months 3 - 14: $23,350 per month
                    Months 15 - 38: $37,205 per month
                    Months 39 - 122: CPI adjustment every 24 months (see addendum)

Security Deposit
(P4.1):            Thirty-Seven Thousand Two Hundred Five and
                    00/l00 Dollars ($37,205.00)

Tenant's Share of Operating Expenses (P6.1):          100% of the Building
Tenant's Share of Tax Expenses (P6.2):                100% of the Lot
Tenant's Share of Common Area Utility Costs (P7):     100% of the Building

Permitted Uses:    General office, manufacturing, assembly and warehousing of lawful products pertaining to the Tenant's business.

Unreserved
Parking Spaces:    223 nonexclusive and undesignated spaces

Broker (P38):     Capital Commercial Real Estate (listing)
                   CB Commercial (procuring)

Exhibits:          Exhibit A - Premises, Building, Lot and/or Park
                   Exhibit B - Tenant Improvements
                   Exhibit C - Rules and Regulations
                   Exhibit D - Intentionally omitted
                   Exhibit E - Hazardous Materials Disclosure Certificate
                   Exhibit F - Intentionally omitted
                   Exhibit G - Change of Commencement Date - Example
                   Exhibit H - Sign Criteria
                   Exhibit I - Intentionally omitted

Addenda:           Addendum I:     Option to Extend
                   Addendum II:    CPI Increase
                   Addendum III:   First Right of Offer to Purchase


                                                     LANDLORD'S INITIALS: /s/ TT
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                                                       TENANT'S INITIALS: /s/ EB
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

                                TABLE OF CONTENTS


SECTION                                                              PAGE
-------                                                              ----
 1.  PREMISES ......................................................   3
 2.  ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES ....   3
 3.  RENT ..........................................................   3
 4.  SECURITY DEPOSIT ..............................................   4
 5.  TENANT IMPROVEMENTS ...........................................   4
 6.  ADDITIONAL RENT ...............................................   4
 7.  UTILITIES .....................................................   6
 8.  LATE CHARGES ..................................................   7
 9.  USE OF PREMISES ...............................................   7
10.  ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES ..........   8
11.  REPAIRS AND MAINTENANCE .......................................   8
12.  INSURANCE .....................................................   9
13.  WAIVER OF SUBROGATION .........................................  10
14.  LIMITATION OF LIABILITY AND INDEMNITY .........................  10
15.  ASSIGNMENT AND SUBLEASING .....................................  11
16.  AD VALOREM TAXES ..............................................  12
17.  SUBORDINATION .................................................  12
18.  RIGHT OF ENTRY ................................................  13
19.  ESTOPPEL CERTIFICATE ..........................................  13
20.  TENANT'S DEFAULT ..............................................  13
21.  REMEDIES FOR TENANT'S DEFAULT .................................  14
22.  HOLDING OVER ..................................................  15
23.  LANDLORD'S DEFAULT ............................................  15
24.  PARKING .......................................................  15
25.  SALE OF PREMISES ..............................................  15
26.  WAIVER ........................................................  15
27.  CASUALTY DAMAGE ...............................................  15
28.  CONDEMNATION ..................................................  16
29.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS .....................  16
30.  FINANCIAL STATEMENTS ..........................................  19
31.  GENERAL PROVISIONS ............................................  19
32.  SIGNS .........................................................  20
33.  MORTGAGEE PROTECTION ..........................................  21
34.  QUITCLAIM .....................................................  21
35.  MODIFICATIONS FOR LENDER ......................................  21
36.  WARRANTIES OF TENANT ..........................................  21
37.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT ...............  21
38.  BROKERAGE COMMISSION ..........................................  22
39.  QUIET ENJOYMENT ...............................................  22
40.  LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS   22


                                                     LANDLORD'S INITIALS: /s/ TT
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                                                       TENANT'S INITIALS: /s/ EB
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

                                 LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. Premises: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a revocable license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area of the Building, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building and Lot shall be deemed to be the number of rentable square feet set forth in the Basic Lease Information on Page 1. Landlord shall confirm and revise if necessary the square footage of the Building by contracting with a qualified space planner who will remeasure the Building using BOMA standards.

2. Adjustment of Commencement Date; Condition of the Premises: The Term of this Lease shall commence on the date specified on the basic lease information page hereof and the commencement of the Term. After delivery of the Premises to Tenant, Tenant shall execute a written acknowledgment in the form attached hereto as Exhibit F and by this reference it shall be incorporated herein. If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered by Landlord to Tenant. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit G hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent.

Except as provided in Exhibit B of this Lease, taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and state of repair, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Tenant hereby acknowledges and agrees that neither Landlord has nor Landlord's agents or representatives have made any representations or warranties as to the suitability, safety or fitness of the Premises for Tenant's business, Tenant's intended use of the Premises or for any other purpose, and that neither Landlord nor Landlord's agents or representatives have agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.

3. Rent: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent, the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described on Basic Lease Information Page, payable in advance at Landlord's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Tenant shall pay Landlord in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as Additional Rent Tenant's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses all in the manner as specified in Sections 6.1, 6.2, 6.3, 6.4 and 7 of this Lease, respectively. Additionally, Tenant shall pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Tenant, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant hereunder, including, but not limited to paying to Landlord any and all amounts considered additional rent, such as Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, and Administrative Expenses. If, at any time, Tenant is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments waived by Landlord. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date. The Termination Date of the Lease shall always be the last day of the calendar month in which the Lease Term commenced.

4.  Security Deposit:


                                                     LANDLORD'S INITIALS: /s/ TT
                                                                             ---

                                                       TENANT'S INITIALS: /s/ EB
                                                                             ---

      4.1 Security Deposit: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount described on Page 1. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord if Tenant is late three times in one 12 month period. At any time after Tenant has defaulted hereunder and the default has not been cured within applicable cure periods as defined in this Lease, then, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Lease term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. Within 120 days after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

     4.2 Cleaning Deposit: Intentionally omitted

5. Tenant Improvements: Tenant hereby accepts the Premises in its current "as is" condition unless otherwise specified in Exhibit B, attached hereto and incorporated herein by this reference. If so specified in Exhibit B hereto, Landlord or Tenant, as the case may be, shall install the improvements ("Tenant Improvements") on the Premises as described and in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B, attached and incorporated herein by this reference. Tenant acknowledges that neither Landlord has nor any of Landlord's agents, representatives or employees have made any representations as to the suitability or fitness of the Premises for Tenant's business, including, without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Exhibit B to this Lease.

6. Additional Rent: The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent, including, but not limited to, Operating Expenses, Utility Expenses, Tenant's share of Common Area Utility Costs, Tax Expenses, Administrative Expenses and Late Charges are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent"). All Operating Expenses, Tax Expenses and Administrative Expenses/Management fees shall not exceed $0.06 per square foot per month of the Premises during the first calendar year of the Lease with subsequent annual increases not to exceed four percent (4%) per year. This cap specifically excludes any increase in property taxes as a result of a sale of the Premises, Building or Park.

      6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's share, which is defined on Page 1, of all Operating Expenses. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Tenant's share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord based upon the size of the Park or Building. These Operating Expenses may include, but are not limited to:

            6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

            6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Building. The term "Common Area" shall mean all areas and facilities outside of the Building exclusive of the Premises. The Common Area includes, but is not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

            6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Area), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of
      Section 27 below, any deductible on said policies;


                                                     LANDLORD'S INITIALS: /s/ TT
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                                                       TENANT'S INITIALS: /s/ EB
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


            6.1.4 Landlord's cost of modifications to the Building, the Common Area occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed;

            6.1.5 Landlord's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations arising from Tenant's use of the Premises regardless of when such rules, laws or regulations became effective, provided, however, that any such costs of modifications to the Building, the Common Area, and/or the Park shall not be deemed Operating Expenses where such modifications would have been required prior to Tenant's possession of the Premises;

            6.1.6 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

            6.1.7 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

            6.1.8 Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

            6.1.9 Intentionally omitted.

            6.1.10 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park; and

            6.1.11 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

      Operating Expenses shall not include the following:

            (a)   Capital improvements related to: (i) replacement of the roof;
                  (ii) complete replacement of the HVAC system not necessitated by the intentional or negligent acts or omissions of Tenant (this does not include partial replacement or repairs); or
                  (iii) the foundations and exterior walls of the Building to the extent not necessitated by the intentional or negligent acts or omissions of Tenant or any third party during the period of Tenant's possession of the Premises and/or the term of this Lease, inclusive of options to extend;

            (b) Amounts paid (including interest and penalties) in order to comply with or cure violations of statutes, laws, or ordinances by Landlord of any part of the Building, the Common Area and/or the Park;

            (c) Repairs or other work occasioned by fire, windstorm, or other casualty to the extend covered by insurance proceeds;

            (d) Except as set forth in paragraph 6.3 below, salaries and fringe benefits paid to Landlord's officers and partners and its executive and administrative personnel;

            (e) Any charge for depreciation of the Building, the Common Area and/or the Park;

            (f) Leasing commissions, accountants', consultants' or attorneys' fees.

      6.2 Tax Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's reasonable discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the


                                                     LANDLORD'S INITIALS: /s/ TT
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                                                       TENANT'S INITIALS: /s/ EB
                                                                             ---
definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, transfer, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

      6.3 Administrative Expenses: In addition to the Base Rent set forth in
Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Landlord for accounting and management services rendered on behalf of the Building, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's share of (i) the total Operating Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and the Premises as described in Section 7 below; as such amounts are estimated by Landlord in accordance with the provisions of
Section 6.4 below (collectively, the "Administrative Expenses"). Tenant's obligations to pay such Administrative Expenses and/or Management Fee shall survive the expiration or earlier termination of this Lease.

      6.4 Payment of Expenses: Landlord shall estimate Tenant's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). By April 30th of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty
(30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Tenant. Tenant, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous two (2) calendar years, beginning from the date in which Landlord purchased the Building, during Landlord's reasonable business hours and not more frequently than once during any calendar year. Tenant's obligations to pay its share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

      6.5 Annual Reconciliation: If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Landlord shall have the right to reasonably estimate Tenant's share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's share of such expenses or to otherwise perform such reconciliation of expenses, including, without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the term of the Lease or at any time after the expiration or earlier termination of this Lease.

7. Utilities: Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord its share, which is described on Page 1, as Additional Rent, without prior notice or demand, on the first (1st) day of each month throughout the term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's share of the Common Area Utility Costs in the same manner and time periods as specified in
Section 6.4 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.4 and 6.5 above. The amount of Tenant's share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord as reasonably determined by Landlord. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company,


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governmental agency or other similar entity having jurisdiction thereof.
Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8. Late Charges: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the tenth day of each month or anytime thereafter, with notice given to Tenant if payment is not received by the fifth of the month) by Tenant to Landlord of Base Rent, Tenant's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, Administrative Expenses, Management Fee or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any !ate charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   Use of Premises:

      9.1 Compliance with Laws, Recorded Matters, and Rules and Regulations: The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Landlord's prior written consent, which consent may be given or withheld in Landlord's reasonable discretion. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws.

      9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building the Lot without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to,


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any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations.

10. Alterations and Additions; and Surrender of Premises:

      10.1 Alterations and Additions: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord, provided that Landlord's prior written consent shall not be required for alterations and additions that are less then $2,000 per event, up to an aggregate of $15,000 through the first sixty (60) months of the lease, and $2,000 per event, up to an aggregate of $15,000 from months sixty one (61) through the end of the Lease term, exclusive of the option to extend. If any such alteration or addition is expressly permitted by Landlord, or even if no Landlord consent is required, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with all applicable laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. In addition, Tenant shall be required to furnish Landlord with suitable plans (as determined by Landlord), permits and a detailed scope of work.

      10.2 Surrender of Premises: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures, additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair including, but not limited to, replacing all light bulbs and ballasts not in good working condition, excepting for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Exclusive of the Tenant Improvements agreed to in Exhibit B of this Lease, upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such trade fixtures, furniture, furnishings, additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is one hundred eighty (180) days prior to such termination of this Lease or upon construction of any such improvements, Landlord shall notify Tenant in writing of those fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least one hundred eighty (180) days prior to such termination of this Lease, then Tenant shall not be required to remove any tenant signage, fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11. Repairs and Maintenance:

      11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Section
11.2 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent areas (including, without limitation, any portion of the Common Area used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all plumbing, electrical wiring and equipment serving the Premises, (b) all interior lighting (including, without limitation, light bulbs and/or ballasts), (c) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closets, (d) all roll-up doors, ramps and dock equipment including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (e) all tenant signage, (f) lifts for disabled persons serving the Premises, (g) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Tenant's obligation to keep, maintain, preserve and repair the Premises and the adjacent area shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises as provided in Article 29 of this Lease.


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

      11.2 Reimbursable Repairs and Maintenance Obligations: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems (including HVAC) exterior to the Premises, fire sprinkler systems and fire protection systems, any [strikeout]rail-spur[end strikeout] and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors and entrances, exterior window casements, door closers, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

      11.3 Landlord's Repairs and Maintenance Obligations: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion. Tenant's pro rata share of these costs may be passed through by Landlord and amortized over the useful life, as determined by Landlord, and paid by Tenant to Landlord as Additional Rent.

      11.4 Tenant's Failure to Perform Repairs and Maintenance Obligations:
Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus ten percent (10%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12. Insurance:

      12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights, with deletion of the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit that includes excess umbrella insurance. If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any


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personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

      12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Reports." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

      12.3 Additional Insureds and Coverage: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Landlord shall be specifically named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein. In the event Landlord makes a claim against Tenant's insurance as an additional insured, Tenant shall reimburse Landlord for the amount of any deductible portion not paid to Landlord by the insurer.

      12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall pay promptly to Landlord, as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages, costs resulting from such failure and be in default of the Lease.

      13. Waiver of Subrogation: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to
Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14. Limitation of Liability and Indemnity: Except for damage resulting from the [strikeout]sole[endstrikeout] active gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel


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

acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, or the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

      Except for damage resulting from the [strikeout]sole[endstrikeout] active gross negligence or willful misconduct of Landlord or its authorized representatives, Landlord shall not be liable to Tenant for any loss or damage to Tenant or Tenant's property, for any injury to or loss of Tenant's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building. To the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park.

15. Assignment and Subleasing:

      15.1 Prohibition: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and (b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any or (iv) any other pertinent information regarding the proposed subtenant that is reasonably requested by Landlord. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's consent to sublease or assignment form (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. Upon Landlord's approval of the proposed subtenant or assignee, which shall not be unreasonably delayed or withheld, Tenant shall provide Landlord with a minimum of a thirty
(30) day notice indicating the proposed effective date of the sublease or assignment ("Proposed Effective Date"). In the event the sublease (1) by itself or taken together with prior sublease(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases is greater than fifty percent (50%) of the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. No termination will be considered by Landlord unless Tenant is current in all of its Lease obligations and not in default. Each permitted and approved assignee shall be 100% responsible for the obligations defined in this Lease. Each permitted assignee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's


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part to be performed or complied with, for the term of this Lease. Landlord shall have a right to approve the form of any sublease, which approval shall not be unreasonably withheld. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

      15.2 Excess Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, one hundred percent (100%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

      15.3 Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16. Ad Valorem Taxes: Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant, prior to delinquency; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17. Subordination: Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord. Such successor in interest [strikeout]will[endstrikeout] shall not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease beyond any applicable cure periods. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional reasonable documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust, provided that such documents contain non-disturbance provisions reasonably acceptable to Tenant. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's


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option, constitute a default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses.

18. Right of Entry: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall also have the right to place "for rent" and/or "available" signs on the outside of the Premises. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the [strikeout]sole[endstrikeout] active gross negligence or willful misconduct of Landlord or its authorized representatives.

19. Estoppel Certificate: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within not less than five
(5) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20. Tenant's Default: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a default and breach of this Lease by
Tenant:

      20.1 The vacation or abandonment of the Premises by Tenant for a period of ten (10) consecutive days or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

      20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due;

      20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. Tenant agrees: if such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined reasonably by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than thirty (30) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord;

      20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

      20.5 The making of any material misrepresentation or omission included but not limited to any financial information by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

     20.6 A material adverse change in the financial condition of Tenant or an affiliated entity of Tenant which may adversely affect Tenant's ability to perform all or any portion of its obligations under this Lease.


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21. Remedies for Tenant's Default:

      21.1 Landlord's Rights: In the event of Tenant's default or breach of the Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

      21.2 Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any tenant improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil
Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

      21.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant defaults or otherwise breaches this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 Waiver of a Default: The waiver by Landlord of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Tenant hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.


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22. Holding Over: If Tenant holds possession of the Premises after the expiration of the term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. Landlord's Default: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall at a minimum be thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24. Parking: Tenant shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Landlord shall not be obligated or required to enforce Tenant's right to use the same.

25. Sale of Premises: In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its under this lease arising thereafter, and the purchaser shall be deemed, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises is a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner. The provisions of this Section 25 shall not release Landlord from any of its obligations under this Lease arising prior to such sale or cessation of Landlord's interest

26. Waiver: No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment (or portion thereof) involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27. Casualty Damage: If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within forty-five (45) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, and provided insurance proceeds and any contributions from Tenant, if necessary, are available to fully repair the damage, Landlord shall within ninety (90) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant or any improvements, alterations or additions installed by or for the benefit of Tenant under the provisions of this Lease. Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (excluding any deductible) and any contributions from Tenant, if necessary,


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actually received by Landlord as a result of the fire or other casualty.
Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by the Tenant or loss of Tenant's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, the Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28. Condemnation: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title is vested in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not, because of such condemnation, assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If a substantial portion of the Premises, Building or the Lot is so Condemned, Landlord at its option may terminate this Lease. If Landlord does not elect to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29. Environmental Matters/Hazardous Materials:

      29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord the Hazardous Materials Disclosure Certificate (the "HazMat Certificate"), a copy of which is attached hereto as Exhibit E and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a HazMat Certificate describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in the form as that which is attached hereto as Exhibit E.

      29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or pose or threaten to pose a hazard to the health and safety of persons on the Premises the Building, the Lot, the Park or any surrounding property.

      29.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate, as expressly approved by Landlord, and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant to all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent


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may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots (to the extent the Common Areas and/or the parking lots are not considered part of the Premises). The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably believes they are necessary and such inspections, tests, and investigations indicate that Tenant has contaminated the Premises. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

      29.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material, adverse long-term or short-term effect on the Premises, the Building, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. If Tenant is required under this Lease to perform any remediation, Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

      29.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant and agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees, representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Building, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the term of this Lease in connection with or related to, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) as a result of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. To the extent Landlord is strictly liable under any Environmental Laws, Tenant's obligations to Landlord under this Section 29 and the indemnity contained herein shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to Landlord.

      29.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or early termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof


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hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

29.7 Landlord's Obligations:

      29.7.1 Landlord has delivered to Tenant a copy of a Phase I Environmental Site Assessment Report, dated May 1, 1996, prepared by Camp Dresser & McKee Inc. (the "Phase I Report"). Tenant has reviewed the Phase I Report prior to executing the Lease. Such review shall not constitute a waiver by Tenant of, or otherwise affect or impair, any rights or remedies of Tenant under this Lease, at law or in equity.

      29.7.2 Landlord shall protect, indemnify, defend (with counsel reasonably acceptable to Tenant) and hold harmless Tenant and Tenant's directors, officers, employees, shareholders, successors and assigns from and against only those costs, expenses, penalties, fines and reasonable attorney's and consultants' fees incurred in connection with the investigation of site conditions or cleanup, remediation or removal work (as required by law or by any governmental entity) that is directly related to the Discharge of any Hazardous Materials at the Premises, Building or Lot existing prior to the Commencement Date of the Lease. ("Discharge" shall be defined as use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge.) For environmental conditions covered by this Section 29.7.2, Landlord shall have the right to retain, at Landlord's expense, any necessary consultants and contractors and otherwise


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control any legally required investigation and cleanup or other remediation and
Landlord shall also, at Landlord's expense, cause to be performed necessary restoration work to the Premises, Building and/or Lot.

      29.7.3 The Provisions of Section 29.7.2 are not intended to be an exclusive remedy for Tenant, but instead are cumulative as to any other rights and remedies Tenant may have at law or in equity with respect to environmental matters. Notwithstanding any terms to the contrary in this Lease, nothing in this Lease shall constitute a waiver, release or relinquishment of any such rights and remedies.

      29.7.4 At no cost or expense to Tenant, Landlord shall utilize its best efforts to obtain, as soon as reasonably possible, an environmental closure and standard form closure letter from the County of Los Angeles Fire Department (or other relevant environmental agency) with respect to the conditions discussed in the Phase I Report (the "Closure").

      29.7.5 Landlord represents and warrants to Tenant that, as of the Commencement Date, there will be no asbestos or asbestos containing materials in the Premises.

      29.7.6 Excluding any costs, expenses and liabilities for which Tenant is responsible pursuant to Section 29, no cost, expense or liability related to any past, present of future Discharge of Hazardous Materials on, in or about the Premises, the Building, the Lot or the Park shall be charged to Tenant pursuant to Section 6 (entitled "Additional Rent") or any other provisions of this Lease.

      29.7.7 Notwithstanding any terms to the contrary in the Lease, the provisions of Section 31.4 (entitled "Landlord's Personal Liability") shall apply as follows to Landlord's obligations and liabilities under this Section 29: (1) Prior to Landlord obtaining a Closure, Landlord's personal liabilities shall be limited to the greater of (i) the purchase price paid by Landlord for the Building or (ii) the fair market value of the Building at the time of a breach by Landlord, irrespective of liens and encumbrances; (2) Upon and following Landlord obtaining a Closure, Landlord's personal liability for its obligations and liabilities under this Section 29 shall be limited to the greater of (i) One Million Dollars ($1,000,000.00) or (ii) Landlord's "actual interest" in the Premises and Building as set forth in Section 31.4; and (3) To the extent that Landlord's "actual interest" in the Premises and Building is insufficient to satisfy a judgment for Tenant related to Landlord's obligations and liabilities under this Section 29, Tenant shall have a right to seek recourse against other assets of Landlord.

      29.7.8 Landlord's obligations and liabilities under this Section 29.7 shall survive the expiration or early termination of this Lease.

30. Financial Statements: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all financial statements and credit applications shall be confidential for Landlord's and Landlord's authorized representative's use. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option. Any and all Financial statements and credit applications shall be confidential for Landlord's and Landlord's authorized representative's use.

31. General Provisions:

      31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

      31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      31.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

      31.4 Landlord's Personal Liability. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners in the Premises or


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the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises or the Building.

      31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

      31.6 Choice of Law. This Lease shall be governed by the laws of the State of California.

      31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

      31.8 Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

      31.9 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

      31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; (c) by overnight courier: (d) by facsimile, addressed to Landlord at 30 Executive Park, Suite 100, Irvine, California 92614. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent:
(i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises; or (iv) by facsimile at the facsimile number at the Premises, if any, as provided by Tenant on Page 1 of this Lease or otherwise provided to Landlord. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Notice and/or demand by facsimile shall be complete upon transmission over the telephone line.

      31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

      31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

      31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

      31.14 Counterclaims. Intentionally omitted.

      31.15 Underlining. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

32. Signs: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's Sign Criteria as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such


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signs, including; but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. Mortgagee Protection: Upon any breach or default on the part of Landlord, Tenant will give written notice b registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with a thirty
(30) day Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34. Quitclaim: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35. Modifications for Lender: If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36. Warranties of Tenant: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37. Compliance with Americans with Disabilities Act: Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Area or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related, Tenant's or


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Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38. Brokerage Commission: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease.

39. Quiet Enjoyment: Landlord covenants with Tenant, that (i) Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40. Landlord's Ability to Perform Tenant's Unperformed Obligations:
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.


     IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.


LANDLORD:

LINCOLN-WHITEHALL PACIFIC, L.L.C.,
a Delaware limited liability company

By:  Lincoln Property Company Management Services, Inc.,
as Agent and Manager for Landlord


By:    /s/ Terry Thompson,
     -------------------------------------------------
       Terry Thompson, Vice President

Date:             8/27/96
     -------------------------------------------------

TENANT:

NATROL, INC.,
a California Corporation


By:     /s/ Elliott Balbert
     -------------------------------------------------

Title: President
     -------------------------------------------------

Date:  August 26, 1996
     -------------------------------------------------


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                                    EXHIBIT A

                                 [GRAPHIC OMITTED]
SITE PLAN

CHATSWORTH INDUSTRIAL PARK


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                                    EXHIBIT B

A.    TENANT IMPROVEMENTS

1. Tenant Improvements. Landlord agrees to allow Tenant to construct certain improvements ("Tenant Improvements") in the Building of which the Premises are a part pursuant to the terms of the Lease, including but not limited to Article 10 and this Exhibit B.

2. Definition. "Tenant Improvements" as used in this Lease shall include only those interior portions of the Building which are described herein below. "Tenant Improvements" shall specifically not include any of Lessee's personal property or trade fixtures. The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified and agreed to in this Exhibit B and as set forth in the Floor Plan ("Floor Plan"), to be attached as Exhibit B1, and the Tenant Improvement scope of work and specifications ("Specifications"), to be attached as Exhibit B2.

3. Tenant to Construct. Tenant shall complete construction of the Tenant Improvements, in a good and workmanlike manner, and in accordance with all applicable codes, regulations and ordinances, subject to the Lease. Landlord reserves the right to approve of the Floor Plan and Specifications which approval shall not be unreasonably withheld or delayed.

      Within ten (10) days of the Lease being executed and delivered, Tenant shall provide Landlord with a draft floor plan and specifications for the Landlord's review and approval. Landlord shall respond to Tenant's draft floor plan and specifications within five (5) business days with any questions and/or comments. If Landlord has no comments or Landlord's comments are not made within the five (5) business day period, then the draft floor plan and specifications shall become the final floor plan and specifications. Any of Landlord's comments and/or questions shall be responded to by Tenant and resolved by Landlord and Tenant within five (5) business days. Landlord also reserves the right to approve of the Tenant's designated contractor and review all bids received for the Tenant Improvement work. The contractor must provide Landlord with an insurance certificate with a minimum general liability coverage of $1,000,000 that specifically names the Landlord and the Landlord's designated management company as additional insureds. The designated contractor must also show verified proof that they are properly licensed as a general contractor in the State of California and provide a list of any and all subcontractors that the Tenant's general contractor plans to hire.

4.    Tenant Improvement Allowance.

      a. Landlord shall provide an allowance for the construction of the Tenant Improvements in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) ("Tenant Improvement Allowance"). The Tenant Improvement Allowance shall only be used for Tenant Improvements defined in this Exhibit B. The Tenant Improvement Allowance shall be the maximum contribution by Landlord to Tenant for the Tenant Improvement Cost, as defined in Paragraph 5, below. This Tenant Improvement Allowance must be used within six (6) months of the Lease Commencement Date. This time frame excludes any delays caused by weather, acts of God, strikes and government (collectively "force majeure"). Any or all of the remaining Tenant Improvement Allowance shall be null and void on the 1st day of the 7th month of the Lease Term.

      b. The Landlord shall provide Tenant with progress payments of the Tenant Improvement Allowance upon receiving the appropriate conditional lien releases and certification from a licensed architect that a progress payment can be released. Landlord shall hold a ten percent (10%) retention until receiving verification that the agreed upon Tenant Improvements have been 100% completed which shall include the Tenant providing the following information to the
            Landlord:

            1.    An original of the signed-off final permit card from the city.

            2. All lien releases from the general contractor and any subcontractors.

            3.    A plan size copy of the final as built drawings.

            4. Written documentation from the Tenant's general contractor that the Tenant Improvements have been substantially completed.

            Upon receiving this information, Landlord shall remit a check for the total actual Tenant Improvement Cost not to exceed the Tenant Improvement Allowance. The final retention check shall be remitted to Tenant within ten (10) days of receiving all required information.

5. Tenant Improvement Cost. The Tenant Improvement Cost ("Tenant Improvement Cost") shall include the scope of work as reflected in the Floor Plan and Specifications to be attached hereto and, to the extent not set forth therein, shall also include:


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      a.    All costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

      b. All costs of obtaining building permits and other necessary authorizations from the city or other jurisdictions;

      c All costs of design and finish schedule plans and specifications, including as-built drawings;

      d All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Tenant's contractor in connection with construction of the Tenant Improvements.

            In no event shall the Tenant Improvement Cost include any costs of procuring, constructing or installing in the Premises any of Lessee's personal property or any trade fixtures.

6. Excess Tenant Improvement Cost. If the Tenant Improvement Cost exceeds the maximum amount of the Tenant Improvement Allowance, then the difference between the Tenant Improvement Cost and the Tenant Improvement Allowance ("Excess Tenant Improvement Cost") shall be paid directly by Tenant to the Tenant's contractor.

7. Change Request. No revisions to the Tenant Improvements shall be made by either Landlord or Tenant unless approved in writing by both parties. Tenant agrees to make all changes (i) required by any public agency to conform with governmental regulations, or (ii) requested in writing by Tenant and approved in writing by Landlord, which approval shall not be unreasonably withheld. The extension of the Commencement Date because of any change order that changes the scope of Exhibit B shall not in any way deemed to be a forgiveness of Rent due from Tenant beginning on the original Commencement Date of 8/27, 1996, pursuant to Paragraph 3 of the Lease. Any costs related to such changes shall be added to the Tenant Improvement Cost as set forth in Paragraph 5, above. Costs related to changes shall include, without limitation, any architectural or design fees, and the general contractor's price for effecting the change. Costs due to changes pursuant to this Paragraph 7 will be paid out of the Tenant Improvement Allowance only to the extent that the total Tenant Improvement Cost (exclusive of changes) is less than the maximum amount of the Tenant Improvement Allowance; any costs for said changes over and above the maximum amount of the Tenant Improvement Allowance shall be deemed Excess Tenant Improvement Costs and governed by Paragraph 6, above.

8.    Termination.

      a. If the Lease is terminated prior to the Commencement Date or prior to the completion of the Tenant Improvements, for any reason other than the default of Landlord under the Lease, in addition to any other damages available to Landlord, Tenant shall be solely responsible to pay its contractor, within five (5) days of receipt of a statement thereof, all costs incurred by the contractor for the Tenant Improvements through the date of termination in connection with the Tenant Improvements.

      b. In the event the Lease is terminated, by Landlord or by mutual agreement of the parties, at any time subsequent to the Commencement Date, but before the Expiration Date, the entire unpaid amount of principal and interest calculated at twelve percent (12%) compounded annually up to the time of the termination for the Tenant Improvement Allowance expended pursuant to Paragraph 4, above, shall become immediately due and payable to Landlord.

B.    REPAIRS TO THE BUILDING

      Separate from the Tenant Improvements as defined herein, the Landlord hereby agrees to make, at Landlord's expense, within sixty (60) days after Lease Commencement Date, those repairs to the Building as follows:

      (i) Paint the entire interior and exterior of the Building using Landlord's standard building paint;

      (ii)  Repair the existing roof using industry standard guidelines;

      (iii) Remove existing interior non-structural walls and debris;

      (iv)  Repair base Building electrical service;

      (v) Landlord shall upgrade the main entrance access to the Building to meet existing ADA compliance guidelines.


LESSOR'S INITIALS: /s/ TT                 LESSEE'S INITIALS: EB
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                                    EXHIBIT C

                              RULES AND REGULATIONS

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Project.

4. Lessee shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for the same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6.    Intentionally omitted.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the premises of the Project.

9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Project.

10. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

11. No window coverings, shades or awnings shall be installed or used by Lessee, without Lessor's written prior consent.

12. No Lessee, employee or Invitee shall go upon the roof of the Building without Lessor's written prior consent.

13. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

14. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

15.   Intentionally omitted.

16.   The Premises shall not be used for lodging, cooking or food preparation.

17. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

18. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

19. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

20. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

1. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

2. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

3. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

4. The maintenance, washing, waxing or cleaning of vehicles in the Common Area is prohibited.

5. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

6. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.


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                                    EXHIBIT E

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Lessor (identified below) to evaluate and finalize a lease agreement with you as lessee. After a lease agreement is signed by you and the Lessor (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Lessor subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Lessor to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Lessor:     Lincoln-Whitehall Realty, L.L.C.,
               a Delaware limited liability company

               c/o Lincoln Property Company Management Services, Inc. P.O. Box 19693
               30 Executive Park, Suite 100
               Irvine, California 92713-9693
               Phone: (714) 261-2100

Name of Lessee:         Natrol, Inc.,
                        a California Corporation

Mailing Address:        21411 Prairie Street
                        Chatsworth, California

Contact Person, Title and Telephone Number(s): Gary de Mello, Vice President
                                               ---------------------------------
                                               818-701-9966
--------------------------------------------------------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Gary de Mello, Vice President 818-701-9966
                     -----------------------------------------------------------

Address of Premises:    21411 Prairie Street
                        Chatsworth, California

Length of Initial Term: One Hundred Twenty (120) months.

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

      Nutritional Supplement Manufacturing
      ----------------------------------------------------------------
      Packaging, Distribution
      ----------------------------------------------------------------

2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

      2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes                 Yes |_|       No   |X|
            Chemical Products      Yes |_|       No   |X|
            Other                  Yes |_|       No   |X|

            If Yes is marked, please explain:
                                              ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s)


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            and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing lessees should describe any such actual or proposed activities.

            Yes |_|       No   |X|

            If Yes is marked, please explain:
                                              ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.    WASTE MANAGEMENT

      4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

            Yes |_|       No   |X|

      4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing lessees should describe any new reports filed.

            Yes |_|       No   |X|

            If yes, attach a copy of the most recent report filed.

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to:

                 storm drain?          sewer?
            ----                  ----

                 surface water?     X  no wastewater or other wastes discharged.
            ----                  ----

            Existing lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      5.2   Will any such wastewater or waste be treated before discharge?

            Yes |_|       No   |X|

            If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.

            --------------------------------------------------------------------

            --------------------------------------------------------------------


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6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes |_|       No   |X|

            If yes, please describe:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

                Spray booth(s)             Incinerator(s)
            ---                        ---

                Dip tank(s)                         Other (Please describe)
            ---                                 ---

                Drying oven(s)          X  No Equipment Requiring Air Permits
            ---                        ---

            If yes, please describe:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

7.    HAZARDOUS MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

            Yes |_|       No   |X|

            If yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

      7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes |_|       No   |X|

            If yes, please explain:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes |_|       No   |X|

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes |_|       No   |X|

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Lessor. Existing lessees should describe and


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            attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes |_|       No   |X|

            If yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Lessor in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Paragraph 29 of the Lease Agreement. The undersigned further acknowledges and agrees that the Lessor and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I (print name) __________________________, acting with full authority to bind the (proposed) Lessee and on behalf of the (proposed) Lessee, certify, represent and warrant that the information contained in this certificate is true and correct.

LESSEE:

NATROL, INC.
a California Corporation


By: /s/ Elliott Balbert
    ---------------------------------------
    ELLIOTT BALBERT

Its: PRESIDENT
     --------------------------------------

Date: August 26, 1996
      -------------------------------------


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                                   ADDENDUM I
                           OPTION TO EXTEND THE LEASE

Reference is made to that certain Lease Agreement dated for reference purposes as of August 12, 1996 (the "Lease") by and between Lincoln-Whitehall Realty, L.L.C., a Delaware limited liability company ("Landlord"), and Natrol, Inc., a California corporation ("Tenant"), of approximately 80,012 rentable square feet of space located at 21411 Prairie Street, Chatsworth, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Grant of Option; Exercise. If Tenant has not been, during the initial term of this Lease, or is not in default in the performance of any of its obligations under this Lease at the time of delivery to Landlord of the Option Notice and contingent upon review and approval of Tenant's then current financial condition by Landlord, Tenant shall have the right as its option to extend the term of the Lease for one (1) consecutive term of sixty (60) months (the "Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent, the amount of the Security Deposit, this extension option and the term of the Lease. If Landlord does not receive from Tenant written notice of Tenant's exercise of this option by 5:00 p.m. Pacific Time on a date which is not more than nine (9) months nor less than six (6) months prior to the end of the term immediately preceding each option period (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

2. Initial Base Rent During Extended Term. In the event Tenant duly exercises its rights under this option, the monthly Base Rent commencing on the first day of the Extended Term shall be an amount which is the greater of (i) an amount equal to 95% of the then current market rent for similar space (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose, or (ii) the monthly Base Rent in effect on the last day of the initial term of the Lease. Neither Landlord nor Tenant shall have the right to have a court establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten
(10) business days after receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, then Landlord and Tenant shall follow the procedures set forth in Section 3, below.

3. Determination of Fair Rental Value. The "Fair Rental Value" of the Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located in the same market area as the Premises. If the parties are unable to agree on the Fair Rental Value for the Extended Term within ten (10) business days after receipt by Landlord of the Option Notice, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the geographical area of the Premises to appraise and set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Rental Value for the Extended Term. If two (2) appraisers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) appraisers are unable to agree within ten (10) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the Fair Rental Value. If they are unable to agree on the third appraiser, either Landlord or Tenant by giving ten
(10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third appraiser, the third appraiser shall select one of the two Fair Rental Values submitted by the first two appraisers as the Fair Rental Value for the Extended Term. If either of the first two appraisers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

4. Notwithstanding any provision to the contrary contained herein, in no event shall the minimum monthly Base Rent for the Extended Term as determined pursuant to this Addendum I, be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the monthly Base Rent for the Extended Term, pursuant to the terms outlined above, Landlord and Tenant shall promptly execute an amendment to the Lease stating the minimum monthly Base Rent for the Extended Term, the amount of the Security Deposit for the Extended Term, and confirming the expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum I unless Landlord and Tenant otherwise agree in writing.

5. If Tenant duly and timely exercises this option in accordance with the terms contained herein, the following shall apply: (a) Tenant shall accept the Premises in its then "As-Is" condition and accordingly, Landlord shall not be required to perform any additional improvements to the Premises; (b) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker in connection with the option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees; and (c) Tenant shall deliver to Landlord, concurrently with the delivery of the Option Notice, a non-refundable deposit in the amount of the monthly Base Rent in effect as of the last month of the initial term of the Lease (the "Option Deposit"). If, after the delivery to Landlord of the Option Notice, Tenant fails to actually lease the Premises during the Extended Term, then Landlord shall retain the Option Deposit. If, after the delivery to Landlord of the Option Notice, Tenant does actually lease the Premises during the Extended Term, then Landlord shall apply the Option Deposit against any increase in the amount of the Security Deposit required during the Extended Term and the


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

balance of the Option Deposit shall be applied against the monthly Base Rent payable by Tenant during the first month of the Extended Term.

6. At Landlord's option, all rights of Tenant under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been at any time during the initial term of the Lease, or is in default of any provision of the Lease beyond any notice and cure period at the time of delivery to Landlord of the Option Notice; and/or (2) Tenant's or Tenant's Affiliate's (as the case may be) financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (3) Tenant has failed to exercise this option in a timely manner in strict accordance with the provisions of this Addendum I; and/or (4) Tenant or an Affiliate of Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.


                                                     LANDLORD'S INITIALS: /s/ TT
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                                                       TENANT'S INITIALS: /s/ EB
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

                                   ADDENDUM II
                         CPI Calculation and Adjustments

This Addendum II to Lease Agreement (the "Addendum") is made by and between Lincoln-Whitehall Realty, L.L.C. ("Landlord"), and Natrol, Inc. for reference purposes as of August 12, 1996, by and between Landlord and Tenant for the leasing of certain premises (the "Premises") located at 21411 Prairie Street, Chatsworth, California.

The terms and provisions of his Addendum shall be added to and incorporated in the above-referenced Lease. Any capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed to such terms as set forth in the Lease. In the event of any inconsistencies between the terms and provisions of this Addendum II and the Lease, the terms and provisions of this Addendum shall control.

      The monthly Base Rent payable by Tenant to Landlord, as set forth in
Section 3 of this Lease, shall be adjusted on OCT. 27, 1999, OCT. 27, 2001, OCT. 27, 2003 and OCT. 27, 2005, compounded annually (the "Adjustment Dates") in accordance with the percentage increase, if any, in the "Consumer Price Index for All Urban Wage Consumers for Los Angeles-Anaheim-Riverside, California" (Base: 1982-l984=100), as published by the United States Department of Labor, Bureau of Labor Statistics ("Index").

The monthly Base Rent payable on the Adjustment Date shall be the product of the monthly Base Rent in effect on the last day preceding the Adjustment Date of the fraction described below. The denominator of such fraction shall be the Index in effect on the first day of the initial term of the Lease ("Beginning Index"). The numerator of such fraction shall be the Index in effect on the last day of the month preceding the Adjustment Date ("Adjustment Index").

In no event, however, shall the monthly Base Rent calculated as aforesaid be more than 106% of the monthly Base Rent expressed on an annualized basis in effect for the immediately preceding twenty-four (24) month period of the term of the Lease.

Should said Bureau discontinue the publication of the above Index, or if the compilation of the Index is materially altered or published less frequently, or if the Bureau should vary the method of calculation of same or alter the same in some other manner, then Landlord shall adopt, at its sole discretion, a substitute index which is most nearly the same or substitute procedure which reasonably reflects and monitors consumer prices, and such substitute shall be used to make such calculation. If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor formula or table as may be published by Prentice Hall, Inc. or by any other nationally recognized publisher of similar statistical information. In the event the compilation and/or publication of the Index shall be discontinued or materially altered, then the index most nearly the same as the Index shall be used to make such calculation. In the event Landlord and Tenant cannot agree on such alternative Index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of the said Association and a decision of the arbitrators as to the applicable Index shall be binding upon the parties. The cost of said arbitrator shall be paid equally by the Landlord and Tenant.


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

                              ADDENDUM III TO LEASE

LEASE DATED:   August 12, 1996

TENANT:        NATROL, INC.,
               a California Corporation

LANDLORD:      LINCOLN-WHITEHALL REALTY, L.L.C.

                        FIRST RIGHT OF OFFER TO PURCHASE

                               "Offer to Purchase"

During the initial term of this Lease (exclusive of the option to extend), Landlord shall, before entering into a contract to sell the Premises with anyone else, notify Tenant of any bona-fide prospective buyer to which Landlord is willing to sell the Premises. This Offer to Purchase only applies to new prospective buyers. Provided Tenant gives written notice of its desire to purchase the Premises within seven (7) after being notified by Landlord ("Notice Period"), Tenant shall thereafter, for a period of five (5) days ("Acceptance Period"), have the right to purchase the Premises, and Landlord and Tenant agree to negotiate in good faith for such a purchase contract under similar terms and conditions. If Tenant fails to respond to said notice within the Notice Period, or after giving written notice of its exercise of its right of acceptance, if Landlord and Tenant do not enter into a purchase and sale agreement within the Acceptance Period, Tenant's opportunity under this Paragraph shall be deemed to have been waived, and Landlord shall be free to sell the building to anyone "at market". This Offer to Purchase shall be terminated during any period in which Tenant is in default under any provision of this Lease that has not been cured within the applicable cure period. The period of time within which the Offer to Purchase may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise such rights because of such default. If Tenant fails to give written notice to exercise its Offer to Purchase in any instance when such opportunity may arise prior to the expiration of the applicable time period for the exercise of such Offer to Purchase, then Tenant's Offer to Purchase in the instance in question shall be thereafter be deemed null and void and of no further force or effect. Tenant's Offer to Purchase shall be a one time offer to purchase the premises.

This Offer to Purchase is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease without the prior written consent of Landlord.

Landlord's Initials:               Tenant's Initials:

    /s/ TT                                /s/ EB
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